UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 3, 2023

AVALON GLOBOCARE CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38728	47-1685128
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4400 Route 9 South, Suite 3100, Freehold, New Jersey 07728

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (732) 780-4400

N/A

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	ALBT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 3, 2023, Avalon GloboCare Corp. (the “Company”) received written notice (the “Notice”) from the Nasdaq Stock Market, LLC (“Nasdaq”) that the closing bid price for the Company’s common stock had been below $1.00 per share for the previous 30 consecutive business days, and that the Company is therefore not in compliance with the minimum bid price requirement for continued listing on the Nasdaq Capital Market as set forth in Nasdaq Listing Rule 5550(a)(2).

The Notice has no immediate effect on the listing or trading of the Company’s common stock on the Nasdaq Capital Market.

In accordance with the Nasdaq Listing Rule 5810(c)(3)(A), the Company has a period of 180 calendar days, or until May 1, 2024, to regain compliance with the minimum bid price requirement. To regain compliance, the closing bid price of the Company’s common stock must meet or exceed $1.00 per share for a minimum of ten consecutive business days during this 180-day period.

If the Company is not in compliance by May 1, 2024, the Company may qualify for a second 180 calendar day compliance period. If the Company does not qualify for, or fails to regain compliance during the second compliance period, then Nasdaq will notify the Company of its determination to delist its common stock, at which point the Company would have an option to appeal the delisting determination to a Nasdaq hearings panel.

The Company intends to actively monitor the closing bid price of its common stock and may, if appropriate, consider implementing available strategies to regain compliance with the minimum bid price requirement under the Nasdaq Listing Rules.

Cautionary Note Regarding Forward-Looking Statements

This report contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements typically are identified by use of terms such as “may,” “will,” “should,” “plan,” “expect,” “anticipate,” “estimate” and similar words, and the opposites of such words, although some forward-looking statements are expressed differently. Forward-looking statements involve known and unknown risks and uncertainties that exist in the Company’s operations and business environment, which may be beyond the Company’s control, and which may cause actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. All statements other than statements of historical fact are statements that could be forward- looking statements. For example, forward-looking statements include, without limitation: statements regarding prospects for additional customers; market forecasts; projections of earnings, revenues, synergies, accretion or other financial information; and plans, strategies and objectives of management for future operations. The risks and uncertainties referred to above include, but are not limited to, risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2022. These risks could cause actual results to differ materially from those expressed in any forward-looking statements made by, or on behalf of, the Company. Forward-looking statements represent the judgment of management of the Company regarding future events. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable at the time that they are made, the Company can give no assurance that such expectations will prove to be correct. Unless otherwise required by applicable law, the Company assumes no obligation to update any forward-looking statements, and expressly disclaims any obligation to do so, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statement and Exhibits.

(d)Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File. The cover page XBRL tags are embedded within the inline XBRL document (contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVALON GLOBOCARE CORP.

Date: November 9, 2023	By:	/s/ Luisa Ingargiola
	Name:	Luisa Ingargiola
	Title:	Chief Financial Officer